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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15d OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of
earliest event reported)
April 2, 2001



                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its chapter)


                         Commission File Number 1-14659



               Delaware                                 51-0328154
     (State or other jurisdiction           (IRS Employer Identification Number)
        of incorporation)




Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                         19890
(Address of principal executive offices)                  (Zip Code)



               Registrant's telephone number, including area code:

                                 (302) 651-1000

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         (Former names of former address, if changed since last report)
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Item 4.  Change In Registrant's Certifying Accountant.

         In February 2001, at the initiative of Ernst & Young LLP ("E&Y"), it and Wilmington Trust Corporation (the "Company") mutually agreed that E&Y would not continue as the Company's independent accountants after completion of the Company's annual audit for 2000.

         E&Y has completed its annual audit of the Company for 2000 and, on April 2, 2001, the Company filed its Annual Report on Form 10-K for 2000 containing E&Y's report on the Company's financial statements. E&Y accordingly no longer serves as the Company's independent public accountants.

         The reports of E&Y on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two years ended December 31, 2000, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make a reference to the matter in their report.

         The Company has requested E&Y to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated April 2, 2001, is filed as Exhibit 16 to this Form 8-K/A.

         On March 21, 2001, the Company engaged KPMG LLP ("KPMG") to act as its independent accountants for the fiscal year ended December 31, 2001. The Company's Board of Directors had approved KPMG's engagement previously following the recommendation of its Audit Committee. The Company did not consult KPMG regarding the application of accounting principles to a specified transaction, whether contemplated or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was subject of a disagreement or a reportable event as contemplated by Item 304 of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits

16. Letter from Ernst & Young LLP pursuant to Section 304 (a) (3) of Regulation S-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         WILMINGTON TRUST CORPORATION




Dated: April 2, 2001
                                         By:        /s/ David R. Gibson
                                         --------------------------------------
                                         Name:      David R. Gibson,
                                         Title:     Senior Vice President
                                                    and Chief Financial Officer




                                                    (Authorized Officer and
                                                    Principal Financial Officer)